Exhibit 24.1

POWER OF ATTORNEY

          Each of the undersigned, being a director and/or officer of BB&T Corporation (the “Company”), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed, Christopher L. Henson and M. Patricia Oliver, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) and to file any and all amendments to the Registration Statement, including post-effective amendments, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and any and all new registration statements filed pursuant to Rule 462 under the Securities Act, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Commission.

          This Power of Attorney has been signed by the following persons in the capacities indicated on April 26, 2005.

	/s/ John A. Allison, IV		/s/ Scott E. Reed
Name:	John A. Allison, IV	Name:	Scott E. Reed
Title:	Chairman of the Board and	Title:	Senior Executive Vice President
	Chief Executive Officer		and Chief Financial Officer
	(principal executive officer)		(principal financial officer)

	/s/ Edward D. Vest		/s/ Jennifer S. Banner
Name:	Edward D. Vest	Name:	Jennifer S. Banner
Title:	Executive Vice President	Title:	Director
and Corporate Controller
(principal accounting officer)

	/s/ Anna R. Cablik		/s/ Nelle Ratrie Chilton
Name:	Anna R. Cablik	Name:	Nelle Ratrie Chilton
Title:	Director	Title:	Director

	/s/ Alfred E. Cleveland		/s/ Ronald E. Deal
Name:	Alfred E. Cleveland	Name:	Ronald E. Deal
Title:	Director	Title:	Director

	/s/ Tom D. Efird		/s/ Barry J. Fitzpatrick
Name:	Tom D. Efird	Name:	Barry J. Fitzpatrick
Title:	Director	Title:	Director

	/s/ L. Vincent Hackley		/s/ Jane P. Helm
Name:	L. Vincent Hackley	Name:	Jane P. Helm
Title:	Director	Title:	Director

	/s/ John P. Howe III, M.D.		/s/ James H. Maynard
Name:	John P. Howe III, M.D.	Name:	James H. Maynard
Title:	Director	Title:	Director

	/s/ Albert O. McCauley		/s/ J. Holmes Morrison
Name:	Albert O. McCauley	Name:	J. Holmes Morrison
Title:	Director	Title:	Director

	/s/ Nido R. Qubein		/s/ E. Rhone Sasser
Name:	Nido R. Qubein	Name:	E. Rhone Sasser
Title:	Director	Title:	Director

/s/ Albert F. Zettlemoyer
Name:	Albert F. Zettlemoyer
Title:	Director